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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 15, 2004
(Date of earliest event reported)                 Commission File No. 333-115009

                 TELEX COMMUNICATIONS INTERMEDIATE HOLDINGS, LLC
             (Exact name of Registrant as specified in its charter)

          DELAWARE                                               20-0406594
          --------                                               ----------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

            12000 PORTLAND AVENUE SOUTH, BURNSVILLE, MINNESOTA 55337
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       Registrant's telephone number, including area code: (952) 884-4051

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                         THIS DOCUMENT CONTAINS 5 PAGES.

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ITEM 5.         OTHER EVENTS

                On June 15, 2004, Telex Communications Intermediate Holdings, LLC (the "Company") announced that it has extended the expiration date for its previously announced exchange offer made pursuant to its Prospectus dated May 13, 2004. The press release issued by the Company detailing the extended expiration date is attached as Exhibit 99.1.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

                99.1 Press Release issued by the Company dated June 15, 2004.



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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            TELEX COMMUNICATIONS INTERMEDIATE
                                            HOLDINGS, LLC


Dated:  June 15, 2004                       By:  /s/ Gregory W. Richter
                                                 -------------------------------
                                                 Gregory W. Richter
                                                 Vice President and Chief
                                                 Financial Officer





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                Telex Communications Intermediate Holdings, LLC.
                                    Form 8-K

                                  Exhibit Index


    Exhibit No.                 Description
    -----------                 -----------
    99.1                        Press Release issued by the Company dated June 15, 2004




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